U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 2)


                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): June 7, 2004

                           5G WIRELESS COMMUNICATIONS, INC.
                   (Exact Name of Registrant as Specified in Its Charter)

          Nevada                        0-30448                 82-0351882
(State or Other Jurisdiction        (Commission File Number) (I.R.S. Employer
       of Incorporation)                                    Identification No.)

          4136 Del Rey Avenue, Marina Del Rey, California         90292
              (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code:  (310) 448-8022



            Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
      2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
      4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Effective on June 7, 2004, the independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements, Carter & Balsam, A Professional Corporation, resigned. This accountant audited the Registrant's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002. This firm's report on these financial statements was modified as to uncertainty that the Registrant will continue as a going concern; other than this, the accountant's report on the financial statements for those fiscal years neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Registrant's two most recent fiscal years, and the subsequent interim period preceding such resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the Registrant's two most recent fiscal years and the subsequent interim period preceding the former accountant's resignation.

     (b) Effective on July 2, 2004, the firm of Squar, Milner, Reehl & Williamson, LLP was engaged to serve as the new principal accountant to audit the Registrant's financial statements. The decision to retain this accountant was approved by the Registrant's board of directors. During the Registrant's two most recent fiscal years, and the subsequent interim period prior to engaging this accountant, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountant regarding any matter.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.


                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: September 9, 2004               By: /s/ Jerry Dix
                                       Jerry Dix, CEO


                              EXHIBIT INDEX

Number                   Description

16     Letter on Change in Certifying Accountant (see below).

                                EX-16
            LETTER ON CHANGE IN CERTIFYING ACCOUNTANT

                           Carter & Balsam
                     A Professional Corporation
                   14524 Delano Street, Suite 2000
                     Van Nuys, California 91411
                           (818) 901-7900


September 9, 2004


Securities and Exchange Commission
Washington, D.C. 20549

Re:  5G Wireless Communications, Inc.
     File No. 000-30448

Dear Sir or Madam:

     We have read Item 4.01 of the Form 8-K/A of 5G Wireless
Communications, Inc., dated September 9, 2004, and agree with the statements contained in Item 4.01(a).

Very truly yours,


/s/  Carter & Balsam, A Professional Corporation
Carter & Balsam, A Professional Corporation